Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,644,383.33
Previously Paid Amount	0.00
Total Fee Amount	711.06
Total Offset Amount	0.00
Net Fee	$ 711.06